                       TRUSTEES

Charles T. Bauer                                       Robert H. Graham   AIM Investment
Bruce L. Crockett                                       John F. Kroeger   Securities Funds
Owen Daly II                                           Lewis F. Pennock
Jack Fields                                             Ian W. Robinson
Carl Frischling                                          Louis S. Sklar   Limited Maturity
                                                                          Treasury Portfolio
                       OFFICERS
                                                                          -----------------------------
Charles T. Bauer                                               Chairman   Institutional
Robert H. Graham                                              President   Shares                 ANNUAL
John J. Arthur                           Sr. Vice President & Treasurer                          REPORT
Gary T. Crum                                         Sr. Vice President
Carol F. Relihan                         Sr. Vice President & Secretary
Melville B. Cox                                          Vice President                          JULY 31, 1997
Karen Dunn Kelley                                        Vice President
Dana R. Sutton                     Vice President & Assistant Treasurer
P. Michelle Grace                                   Assistant Secretary
Nancy L. Martin                                     Assistant Secretary
Ofelia M. Mayo                                      Assistant Secretary   [LOGO APPEARS HERE]
Kathleen J. Pflueger                                Assistant Secretary
Samuel D. Sirko                                     Assistant Secretary   FUND MANAGEMENT COMPANY(SM)
Stephen I. Winer                                    Assistant Secretary
Mary J. Benson                                      Assistant Treasurer


                               INVESTMENT ADVISOR
                              A I M Advisors, Inc.
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046
                                  800-347-1919

                                  DISTRIBUTOR
                            Fund Management Company
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046
                                  800-659-1005

                                   CUSTODIAN
                              The Bank of New York
                        90 Washington Street, 11th Floor
                               New York, NY 10286

                             LEGAL COUNSEL TO FUND
                       Ballard Spahr Andrews & Ingersoll
                               1735 Market Street
                          Philadelphia, PA 19103-7599

                           LEGAL COUNSEL TO TRUSTEES
                       Kramer, Levin, Naftalis, & Frankel
                                919 Third Avenue
                               New York, NY 10022

                                 TRANSFER AGENT
                    A I M Institutional Fund Services, Inc.
                          11 Greenway Plaza, Suite 100
                               Houston, TX 77046

                                    AUDITORS
                             KPMG Peat Marwick LLP
                                 700 Louisiana
                              NationsBank Building
                               Houston, TX 77002

         This report may be distributed only to current shareholders or to persons who have received a current Fund prospectus.

[AIM LOGO APPEARS HERE]

LETTER TO OUR SHAREHOLDERS

JULY 31, 1997


                  Dear Fellow Shareholder:

                  As 1997 passed its midway point, the market environment was
  [PHOTO OF       ideal for fixed-income investments. The course was not
   CHARLES T.     smooth; indeed, bond markets fluctuated widely during the
    BAUER,        first seven months of the year amid concerns over vigorous
  CHAIRMAN OF     economic growth and rising interest rates. Only after
  THE BOARD OF    subsequent reports indicated that economic growth had
   THE FUND       moderated and that inflation was still absent did bond
 APPEARS HERE]    markets recover.
                     On the following pages, your Fund's portfolio management
                  team offers a complete discussion of recent market activity and how the Fund was affected. They also discuss the Fund's portfolio strategy, why they believe the portfolio is well-positioned for attractive current income, and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.
   The point we want to emphasize most is that market volatility has become the norm rather than the exception. Those of you who are long-time investors, and those who are new shareholders in The AIM Family of Funds--Registered Trademark-- should recognize that periods of falling prices in both stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
   That's why it's a good idea to reassess your financial goals periodically. Managing your investments in changing markets can be challenging. Remember, diversification can help you cushion the effects of volatility and reduce your risk exposure in any one type of security.
   In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
   It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their financial objectives. Time is the best medicine for uncertain markets. For example, the market's performance early in the year was driven by concerns about the possibility of rising inflation. Yet, no evidence of inflation has materialized.

AIM/INVESCO MERGER FINALIZED

We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO PLC was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $177 billion in assets under management. The combined company, AMVESCAP PLC, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. The merger will not result in any change of portfolio management or investment style of your AIM Fund.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Institutional Customer Services at 800-659-1005 during normal business hours. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                    ---------------------------------------

                                It is important

                                  to maintain

                             realistic expectations

                                about investment

                                 performance.

                    ---------------------------------------

The Managers' Overview

FUND PROVIDES STEADY INCOME,
SHARE-PRICE STABILITY

A roundtable discussion with the Fund management team for AIM Limited Maturity Treasury Portfolio for the fiscal year ended July 31, 1997.
-------------------------------------------------------------------------------

Q. IT WAS A TUMULTUOUS YEAR FOR FIXED-INCOME INVESTMENTS. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. It was indeed a year marked with considerable market fluctuation. And we know that shareholders rely on us to remain committed to our investment discipline--high current income and price stability--particularly during periods of market uncertainty.
         Price stability was clearly maintained. Net asset value per share remained within a range of $9.95 and $10.07 during the reporting period. In addition to relative price stability, the Fund produced attractive current income. As of July 31, 1997, the 30-day yield of the Institutional Shares was 5.68%. Total return was 6.79% for the year ended July 31, 1997.

Q.    WHAT TOUCHED OFF THE VOLATILITY IN THE BOND MARKET?

A. Investors were concerned about rapid economic growth and rising interest rates. After a selloff in the summer of 1996, the bond market rallied in the fall amid mounting evidence that the economy was growing at a reasonable rate without significant inflation.


AIM LIMITED MATURITY TREASURY PORTFOLIO TAKES A STRUCTURED APPROACH TO
INVESTING

AIM Limited Maturity Treasury Portfolio has generated a positive total return every fiscal year since its inception in 1987. One reason is that it uses a strategy of "rolling down the yield curve" to take advantage of potential price appreciation, as shown in the chart at upper right. This strategy also enhanced share-price stability, as shown at lower right.
  The Fund purchases two-year U.S. Treasury notes and holds them for about 13 months. We then sell them and use the proceeds to buy new two-year U.S. Treasury notes. About 8% of the Fund's portfolio is turned over each month. Thus, the Fund consistently remains invested over the entire stretch of the one-to two-year maturity range of the yield curve.
  The Fund's strategy is based on a study by A I M Capital Management, Inc., covering the period from 1973 to 1994, which showed that the most favorable return/risk ratio is in the one- to two-year maturity range of the yield curve, the point where it tends to steepen.
  During the reporting period, the Fund provided 90% of the yield of the 30-year U.S. Treasury bond at less than 25% of the risk.


===============================================================================
YIELD CURVE--U.S. TREASURY SECURITIES AS OF 7/31/97
-------------------------------------------------------------------------------
3 months                       5.227%
6 months                       5.307
1 year                         5.408)
2 years                        5.724)  Area of investment focus
3 years                        5.780)
5 years                        5.898
10 years                       6.009
30 years                       6.299
===============================================================================

===============================================================================
RELATIVE PRICE STABILITY  7/31/87-7/31/97
-------------------------------------------------------------------------------
7/31/87       9.96%         7/91          9.93            7/95         10.04
              9.83                       10.04                         10.02
              9.93                       10.20                         10.25
7/88          9.89          7/92         10.13                         10.16
              9.86                       10.13            7/96          9.98
              9.74                       10.15                          9.99
              9.66                       10.22                         10.03
7/89          9.83          7/93         10.21                          9.96
              9.77                       10.19            7/97         10.07
              9.81                       10.12
              9.72                       10.01
7/90          9.78          7/94          9.92
              9.80                        9.78
              9.89                        9.92
              9.92                       10.01
===============================================================================

Sources: Bloomberg and Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

   But rapid economic expansion during the first quarter of 1997 raised concerns that the Federal Reserve Board (the Fed) would tighten monetary policy to forestall inflation. Bond prices were already falling--and yields rising--when the Fed raised interest rates in March.
   The decline continued until the end of April when indications of slowing economic growth, combined with improved prospects for a balanced federal budget, ignited a bond-market rally that persisted through the end of the reporting period.
   The market volatility was reflected in the yield on the two-year U.S. Treasury note which ranged from a low of 5.58% in November to a high of 6.54% in April before ending the period at 5.73%.

Q.    HOW WERE THE FUND'S INVESTMENTS IN U.S. TREASURY SECURITIES AFFECTED?


A. U.S. Treasury securities tended to be less susceptible to market price swings because of diminishing new issue supply and high demand. The healthy economy boosted corporate profits and personal incomes, bolstering the federal government's tax receipts.

   Consequently, the federal government was able to cut back on U.S. Treasury security issuance because of reduced borrowing needs. Some analysts are predicting net issuance of U.S. Treasury securities could be as low as $30 billion in 1997 compared to $140 billion in 1996.
   Additionally, foreign demand for U.S. Treasury securities remained strong because their yields were significantly higher than foreign-government securities. At 1997's midpoint, U.S. Treasury security yields on average were more than 1.5% higher than foreign-government issues. To stimulate economic growth, Japan and many European countries have reduced interest rates to lower levels in comparison with the U.S. That has given U.S. Treasuries a yield advantage over foreign-government securities.

Q.    HOW DOES THE FUND'S INVESTMENT APPROACH ENHANCE PRICE STABILITY?

A. It keeps the duration of the Fund relatively short. Funds with shorter durations tend to be less sensitive to market price fluctuations in price (see chart on page 2). As of July 31, 1997, the Fund's duration was 1.43 years and its weighted average maturity was 1.54 years.

Q.    WHAT WAS THE FUND'S CREDIT QUALITY RATING?

A. The Fund had an average credit quality rating of AAAf, the highest such rating assigned by Standard & Poor's Corporation (S&P), a widely known credit-rating agency. S&P's ratings are historical and are based on an annual analysis of the Fund's credit quality, composition, and management. Funds are rated from the highest quality (AAA) to lowest credit quality (CCC).

Q.    WHAT IS YOUR MARKET OUTLOOK?

A. Conditions appear to be favorable for the bond market. Economic growth is slowing to a moderate pace, inflation continues to be low, and a balanced budget package has been enacted into law. Moreover, the Federal Reserve Board has indicated that further tightening of monetary policy may be unnecessary for the rest of the year.

   We expect the federal government to continue to reduce issuance of U.S. Treasury securities as its borrowing needs continue to decline, and that should continue to support the value of outstanding U.S. Treasury securities. Going forward, we will take advantage of such opportunities as we manage the Fund to provide attractive monthly income while maintaining relative price-share stability.

FUND MANAGERS USE DURATION AND
WEIGHTED AVERAGE MATURITY TO MANAGE RISK

In this report, we discuss the Fund's duration and weighted average maturity. These both measure the effects of time on the portfolio, but there the similarity ends.
o Duration is the average time it takes to receive the interest and principal on a bond.
o WEIGHTED AVERAGE MATURITY is an average of the term to maturity remaining on each of the Fund's bond holdings.
   For example, if we compared two bonds of identical quality and maturity, the two bonds could have the same weighted average maturity. However, the bond with the higher coupon would have the lower duration because the investor would collect all payments in a shorter average amount of time.
   Using these tools, fund managers can manage the sensitivity of a portfolio to changes in interest rates. A longer duration on a bond or a portfolio, like a longer weighted average maturity, indicates more sensitivity to interest rate changes because the investment is committed for a longer period. During periods of rising interest rates as noted earlier in 1997, fund managers tend to shorten one or both of these measures to reduce the impact on the fund's share value.

AIM LIMITED MATURITY TREASURY PORTFOLIO
VS. BENCHMARK INDEXES

The charts below compare your Fund to benchmark indexes. They are intended to give you a general idea of how your Fund performed compared to the bond market over the period 7/31/87-7/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case, the Lehman Brothers 1-2 Year U.S. Government Bond Index and the Lehman Brothers 1-3 Year U.S. Government Bond Index. Unlike your Fund, the indexes are not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

===============================================================================
AVERAGE ANNUAL TOTAL RETURN
AS OF 7/31/97, including sales charges
-------------------------------------------------------------------------------

 10 Years                      6.82%

  5 Years                      5.19

  1 Year                       6.79
===============================================================================

===============================================================================
FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)
-------------------------------------------------------------------------------

 Inception (7/13/87)           6.74%

  5 Years                      5.18

  1 Year                       6.14
===============================================================================

AIM Limited Maturity Treasury Portfolio has elected to use the Lehman Brothers 1-2 Year U.S. Government Bond Index, which more closely reflects the performance of the securities in which the Fund invests. Index performance is for the period 8/31/88-7/31/97. In previous reports to shareholders, the Fund used the Lehman Brothers 1-3 Year U.S. Government Bond Index. In accordance with SEC guidelines, we have included a comparison of the Fund's performance to that of the Lehman Brothers 1-3 Year U.S. Government Bond Index, which was used in previous reports, and the Lehman Brothers 1-2 Year U.S. Government Bond Index.

===============================================================================
GROWTH OF A $10,000 INVESTMENT
7/31/87-7/31/97

                 AIM Limited Maturity        Lehman Brothers 1-3 Years
                   Treasury Portfolio         U.S. Government Bond Index
-------------------------------------------------------------------------------
7/87                  $10,000                        $10,000
7/88                   10,628                         10,758
7/89                   11,632                         11,879
7/90                   12,542                         12,836
7/91                   13,693                         14,103
7/92                   15,016                         15,606
7/93                   15,748                         16,478
7/94                   16,135                         16,842
7/95                   17,201                         18,041
7/96                   18,108                         19,028
7/97                   19,338                         20,424
===============================================================================

Past performance cannot guarantee comparable future results.

                 AIM Limited Maturity        Lehman Brothers 1-2 Years
                   Treasury Portfolio         U.S. Government Bond Index
-------------------------------------------------------------------------------
7/87                  $10,000
7/88                   10,628                        $10,031
7/89                   11,632                         11,000
7/90                   12,542                         11,906
7/91                   13,693                         13,049
7/92                   15,016                         14,338
7/93                   15,748                         15,047
7/94                   16,135                         15,445
7/95                   17,201                         16,500
7/96                   18,108                         17,303
7/97                   19,338                         18,498
===============================================================================

Past performance cannot guarantee comparable future results.

Source: Tower Data Systems HYPO --Registered Trademark-- and Lipper Analytical Services, Inc.

SCHEDULE OF INVESTMENTS

JULY 31, 1997

                                                          PRINCIPAL
                                                           AMOUNT           MARKET
                                            MATURITY       (000s)           VALUE
U.S. TREASURY SECURITIES

U.S. TREASURY NOTES - 99.03%

6.125%                                      08/31/98       $36,300       $ 36,511,629
-------------------------------------------------------------------------------------
6.00%                                       09/30/98        36,200         36,368,692
-------------------------------------------------------------------------------------
5.875%                                      10/31/98        36,200         36,305,704
-------------------------------------------------------------------------------------
5.625%                                      11/30/98        35,880         35,878,924
-------------------------------------------------------------------------------------
5.75%                                       12/31/98        36,200         36,266,970
-------------------------------------------------------------------------------------
5.875%                                      01/31/99        36,200         36,320,184
-------------------------------------------------------------------------------------
5.875%                                      02/28/99        36,200         36,319,460
-------------------------------------------------------------------------------------
6.25%                                       03/31/99        36,300         36,635,775
-------------------------------------------------------------------------------------
6.375%                                      04/30/99        36,300         36,713,457
-------------------------------------------------------------------------------------
6.25%                                       05/31/99        36,300         36,646,302
-------------------------------------------------------------------------------------
6.00%                                       06/30/99        35,000         35,195,650
-------------------------------------------------------------------------------------
5.875%                                      07/31/99        35,150         35,259,668
-------------------------------------------------------------------------------------
          Total U.S. Treasury Securities                                  434,422,415
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS - 99.03%                                      434,422,415
-------------------------------------------------------------------------------------
          OTHER ASSETS LESS LIABILITIES - 0.97%                             4,254,808
-------------------------------------------------------------------------------------
          NET ASSETS - 100.00%                                           $438,677,223
=====================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 1997


ASSETS:

Investments, at market value (cost $431,928,484)              $  434,422,415
----------------------------------------------------------------------------
Cash                                                                  20,611
----------------------------------------------------------------------------
Receivables for:
  Fund shares sold                                                   819,782
----------------------------------------------------------------------------
  Interest                                                         5,523,917
----------------------------------------------------------------------------
Investment in deferred compensation plan                              19,535
----------------------------------------------------------------------------
Other assets                                                          83,788
----------------------------------------------------------------------------
    Total assets                                                 440,890,048
----------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                                           1,248,586
----------------------------------------------------------------------------
  Dividends                                                          674,022
----------------------------------------------------------------------------
  Deferred compensation                                               19,535
----------------------------------------------------------------------------
Accrued advisory fees                                                 71,077
----------------------------------------------------------------------------
Accrued distribution fees                                             47,502
----------------------------------------------------------------------------
Accrued transfer agent fees                                           38,977
----------------------------------------------------------------------------
Accrued operating expenses                                           113,126
----------------------------------------------------------------------------
    Total liabilities                                              2,212,825
----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                   $  438,677,223
============================================================================

                                               INSTITUTIONAL       AIM
                                                  SHARES          SHARES          FUND
NET ASSETS                                       $48,865,566   $389,811,657   $438,677,223
==========================================================================================
Shares outstanding, $0.01 par value per share      4,853,653     38,718,670     43,572,323
==========================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                $      10.07
==========================================================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.07 divided by 99.00%)*                              $      10.17
==========================================================================================

* There is no sales charge or 12b-1 fee on sales of Institutional Shares.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For The Year Ended July 31, 1997


INVESTMENT INCOME:

Interest                                                      $24,654,293
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     837,760
-------------------------------------------------------------------------
Administrative service fees                                        66,785
-------------------------------------------------------------------------
Custodian fees                                                     35,063
-------------------------------------------------------------------------
Transfer agent fees                                               342,339
-------------------------------------------------------------------------
Trustees' fees and expenses                                        10,907
-------------------------------------------------------------------------
Distribution fees (See Note 2)                                    549,759
-------------------------------------------------------------------------
Other                                                             290,933
-------------------------------------------------------------------------
    Total expenses                                              2,133,546
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (5,163)
-------------------------------------------------------------------------
    Net expenses                                                2,128,383
-------------------------------------------------------------------------
Net investment income                                          22,525,910
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES:

Realized gain (loss) on sales of investment securities           (328,964)
-------------------------------------------------------------------------
Unrealized appreciation of investment securities                4,775,213
-------------------------------------------------------------------------
       Net gain on investment securities                        4,446,249
-------------------------------------------------------------------------
Net increase in net assets resulting from operations          $26,972,159
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended July 31, 1997 and 1996

                                                             1997             1996
OPERATIONS:

  Net investment income                                  $ 22,525,910    $   25,817,371
---------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities                                               (328,964)        3,022,827
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of
    investment securities                                   4,775,213        (6,292,910)
---------------------------------------------------------------------------------------
    Net increase in net assets resulting from
       operations                                          26,972,159        22,547,288
---------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME:

  Institutional Shares                                     (2,912,651)       (8,084,170)
---------------------------------------------------------------------------------------
  AIM Shares                                              (19,613,259)      (17,733,201)
---------------------------------------------------------------------------------------
SHARE TRANSACTIONS-NET:

  Institutional Shares                                    (95,511,728)       14,818,211
---------------------------------------------------------------------------------------
  AIM Shares                                               27,226,897        86,957,303
---------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                 (63,838,582)       98,505,431
---------------------------------------------------------------------------------------

NET ASSETS:
  Beginning of period                                     502,515,805       404,010,374
---------------------------------------------------------------------------------------
  End of period                                          $438,677,223    $  502,515,805
=======================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                          $443,515,589    $  511,800,420
---------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of
    investment securities                                  (7,332,297)       (7,003,333)
---------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                              2,493,931        (2,281,282)
---------------------------------------------------------------------------------------
                                                         $438,677,223    $  502,515,805
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Investment Securities Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust is organized as a Delaware business trust consisting of one portfolio, the Limited Maturity Treasury Portfolio (the "Fund"). The investment objective of the Fund is to seek liquidity with minimum fluctuation in principal value and, consistent with this investment objective, the highest total return achievable. The Fund currently offers two different classes of shares: the AIM Limited Maturity Treasury Shares (the "AIM Shares") and the Institutional Shares. Matters affecting each class are voted on exclusively by such shareholders.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of discounts on investments, is earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize bond premiums for financial reporting purposes. Interest income is allocated to each class daily, based upon each class' pro-rata share of the total shares of the Fund outstanding. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.

D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $7,172,445, which expires, if not previously utilized, through the year 2005.

E. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM") with respect to the Fund. Under the terms of the master investment advisory agreement, the Fund pays AIM an advisory fee at the annual rate of 0.20% of the first $500 million of the Fund's average daily net assets plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended July 31, 1997, the Fund reimbursed AIM $66,785 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to holders of the AIM Shares. During the year ended July 31, 1997, AFS was paid $171,697 for such services. During the year ended July 31, 1997, the Fund paid A I M Institutional Fund Services, Inc. ("AIFS") $4,714 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the AIM Shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Shares. The Trust has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the AIM Shares. The Fund pays AIM Distributors compensation at an annual rate of 0.15% of the average daily net assets attributable to the AIM Shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own AIM Shares of the Fund. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended July 31, 1997, the Fund paid AIM Distributors $549,759 as compensation under the Plan.
  AIM Distributors received commissions of $105,675 during the year ended July 31, 1997 from sales of AIM Shares. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, proceeds from sales of AIM shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors, FMC, AFS and AIFS.
  During the year ended July 31, 1997, the Fund paid legal fees of $5,153 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended July 31, 1997 the Fund's expenses were reduced by $471. In addition, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,692 under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $5,163 during the year ended July 31, 1997.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended July 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended July 31, 1997 was $548,531,112 and $615,465,271, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis as, of July 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities    $  2,424,721
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities            --
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $  2,424,721
==========================================================================

Cost of investments for tax purposes is $431,997,694.

NOTE 6-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended July 31, 1997 and 1996 were as follows:

                                          1997                          1996
                               ---------------------------   ---------------------------
                                 SHARES         AMOUNT         SHARES         AMOUNT
                               -----------   -------------   -----------   -------------
Sold:
  AIM shares                    22,795,689   $ 228,371,816    25,131,827   $ 252,267,687
----------------------------------------------------------------------------------------
  Institutional shares           2,663,678      26,662,958     5,925,940      59,531,203
----------------------------------------------------------------------------------------
Issued as a reinvestment of
  dividends:
  AIM shares                     1,600,608      16,029,270     1,451,553      14,553,507
----------------------------------------------------------------------------------------
  Institutional shares              16,172         161,587       113,885       1,142,722
----------------------------------------------------------------------------------------
Reacquired:
  AIM shares                   (21,687,977)   (217,174,189)  (17,942,356)   (179,863,891)
----------------------------------------------------------------------------------------
  Institutional shares         (12,215,116)   (122,336,273)   (4,566,815)    (45,855,714)
----------------------------------------------------------------------------------------
                                (6,826,946)  $ (68,284,831)   10,114,034   $ 101,775,514
========================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for an Institutional Share outstanding during each of the years in the three-year period ended July 31, 1997, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993.

                                                           JULY 31,                           AUGUST 31,
                                       -----------------------------------------------    --------------------
                                         1997           1996        1995        1994        1993        1992
                                       --------       --------    --------    --------    --------    --------
Net asset value, beginning of period   $   9.97       $  10.03    $   9.96    $  10.24    $  10.21    $  10.01
------------------------------------   --------       --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income                    0.56           0.58        0.57        0.37        0.44        0.60
------------------------------------   --------       --------    --------    --------    --------    --------
  Net gains (losses) on securities
    (both realized and unrealized)         0.10          (0.06)       0.07       (0.20)       0.05        0.29
------------------------------------   --------       --------    --------    --------    --------    --------
    Total from investment operations       0.66           0.52        0.64        0.17        0.49        0.89
------------------------------------   --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                                (0.56)         (0.58)      (0.57)      (0.37)      (0.44)      (0.60)
------------------------------------   --------       --------    --------    --------    --------    --------
  Distributions from net realized
    capital gains                            --             --          --       (0.08)      (0.02)      (0.09)
------------------------------------   --------       --------    --------    --------    --------    --------
    Total distributions                   (0.56)         (0.58)      (0.57)      (0.45)      (0.46)      (0.69)
------------------------------------   --------       --------    --------    --------    --------    --------
Net asset value, end of period         $  10.07       $   9.97    $  10.03    $   9.96    $  10.24    $  10.21
====================================   ========       ========    ========    ========    ========    ========
Total return(a)                           6.79%          5.27%       6.61%       1.72%       4.88%       9.14%
====================================   ========       ========    ========    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $ 48,866       $143,468    $129,530    $134,971    $130,690    $ 89,352
====================================   ========       ========    ========    ========    ========    ========
Ratio of expenses to average net
  assets                                  0.31%(b)(c)    0.27%       0.28%       0.25%(d)    0.24%       0.28%
====================================   ========       ========    ========    ========    ========    ========
Ratio of net investment income to
  average net assets                      5.56%(b)       5.72%       5.70%       3.98%(d)    4.30%       5.76%
====================================   ========       ========    ========    ========    ========    ========
Portfolio turnover rate                    130%           117%        120%        120%        123%        120%
====================================   ========       ========    ========    ========    ========    ========

(a) For periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $52,373,873.
(c) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(d) Annualized.

                 INDEPENDENT AUDITORS' REPORT

                 The Board of Trustees and Shareholders of AIM Investment Securities Funds:

                   We have audited the accompanying statement of assets and
                 liabilities of the Limited Maturity Treasury Portfolio (a series of AIM Investment Securities Funds) including the schedule of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                   In our opinion, the financial statements and financial
                 highlights referred to above present fairly, in all material respects, the financial position of the Limited Maturity Treasury Portfolio as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the eleven months ended July 31, 1994 and each of the years in the two-year period ended August 31, 1993, in conformity with generally accepted accounting principles.


                                               KPMG Peat Marwick LLP

                 August 22, 1997
                 Houston, Texas

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Trust was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Trust and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Trust's fiscal year ending July 31, 1997.

The following votes were cast with respect to each item:

                                                               Votes         Withhold/
                 Trustee/Matter               Votes For       Against       Abstentions
                 --------------               ----------      --------      -----------
(1)  Charles T. Bauer.......................  24,723,862          N/A           816,471
     Bruce L. Crockett......................  24,739,783          N/A           800,550
     Owen Daly II...........................  24,732,865          N/A           807,468
     Carl Frischling........................  24,740,400          N/A           799,932
     Robert H. Graham.......................  24,713,427          N/A           826,906
     John F. Kroeger........................  24,723,261          N/A           817,072
     Lewis F. Pennock.......................  24,711,556          N/A           828,777
     Ian W. Robinson........................  24,726,994          N/A           813,339
     Louis S. Sklar.........................  24,738,381          N/A           801,951

(2)  Approval of new Investment Advisory
     Agreement..............................  24,083,611      459,095           997,626

(3)  Elimination of policy restricting
     investments in other investment
     companies..............................  18,256,848      944,757         1,058,718

(4)  KPMG Peat Marwick LLP..................  24,540,046      174,346           825,941